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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 33-44551, 33-56289, 33-64317, 333-46615,
333-59790, 333-65822, 333-75539, 333-75541, 333-75543, 333-91613) of R.H.
Donnelley Corporation of our report dated February 8, 2002 relating to the R.H. Donnelley Corporation consolidated financial statements and our report dated January 18, 2002 relating to the DonTech Partnership combined financial statements, which appear in this Form 10-K.




/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 27, 2002





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